Investment in financial asset and gain on disposal of associate	3 Months Ended
Mar. 31, 2022
Investment in financial asset and gain on disposal of associate
Investment in financial asset and gain on disposal of associate

16. Investment in financial asset and gain on disposal of associate

In January 2021, Wings Therapeutics Inc. merged into Phoenicis Therapeutics Inc. by means of a non-cash transaction. ProQR holds a 3.9% interest in Phoenicis Therapeutics Inc.

The net gain on disposal of associate for the three month period ended March 31, 2021 of € 514,000 consists of a loss on derecognition of Wings Therapeutics Inc. of € 107,000 off-set by a gain realized on our investment in the equity instruments of Phoenicis Therapeutics Inc. of € 621,000. The Company elected to recognize subsequent changes in the fair value of our investment in Phoenicis in Other Comprehensive Income. There have been no changes in the fair value of our investment in Phoenicis since the initial recognition.